Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of reported event:
                                  December 15, 2004



                     Birner Dental Management Services, Inc.

             (Exact name of registrant as specified in its charter)

                                    Colorado
       (State or other jurisdiction of incorporation or organization)

                   0-23367                              84-1307044
          (Commission File Number)          (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
               (Address of principal executive offices) (Zip code)

                                 (303) 691-0680
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 8.01     Other Events

Declaration of Quarterly Dividend.

On December 15, 2004, Birner Dental Management Services, Inc. announced, in the attached press release, the declaration of a quarterly dividend of $.075 per common share, payable January 14, 2005 to shareholders of record December 31, 2004. The press release is filed as Exhibit 99.9


(c)      Exhibits

Exhibit No.       Description

99.9 Announcement of a quarterly dividend payable January 14, 2005 to shareholders of record December 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                    a Colorado corporation


Date:  December 16, 2004            By: /s/ Dennis N. Genty
                                       -----------------------------------------
                                  Name: Dennis N. Genty
                                 Title: Chief Financial Officer, Secretary,
                                        Treasurer and Director (Principal
                                        Financial and Accounting Officer)